Exhibit 10.1

EXECUTION COPY

CONSENT AND AMENDMENT NO. 7 TO
REVOLVING CREDIT AND SECURITY AGREEMENT

among

CIT SOUTHEAST, INC.,
UNIFORCE SERVICES, INC.,
BRENTWOOD OF CANADA, INC.,
BRENTWOOD SERVICE GROUP, INC.,
CLINICAL LABFORCE OF AMERICA, INC.,
COMFORCE INFORMATION TECHNOLOGIES, INC.,
COMFORCE TECHNICAL, LLC,
COMFORCE TECHNICAL SERVICES, INC.,
COMFORCE TELECOM, INC.,
CTS OF WASHINGTON, LLC,
GERRI G., INC.,
LABFORCE SERVICES OF AMERICA, INC.,
PRO CLINICAL SUPPORT SERVICES, LLC,
PRO UNLIMITED GLOBAL LTD,
PRO UNLIMITED GLOBAL (HK) LIMITED,
PRO UNLIMITED GLOBAL JAPAN, LTD
a/k/a PRO UNLIMITED GLOBAL JAPAN, YK,
PRO UNLIMITED, INC.,
PRO UNLIMITED MPS, INC.,
TEMPORARY HELP INDUSTRY SERVICING COMPANY, INC.,
UNIFORCE STAFFING SERVICES, INC.,
SUMTEC CORPORATION,
THISCO OF CANADA, INC.,
CTS GLOBAL, INC.
(as Borrowers)

and

COMFORCE OPERATING, INC.
(as Borrowing Agent)

and

COMFORCE CORPORATION
(as Guarantor)

and

PNC BANK, NATIONAL ASSOCIATION
(as Administrative Agent and Lender)

and

THE OTHER LENDERS PARTY HERETO

as of May 24, 2007

EXECUTION COPY

CONSENT AND AMENDMENT NO. 7 TO CREDIT AGREEMENT

This Consent and Amendment No. 7 to Credit Agreement (this “Amendment”) is executed and delivered by the undersigned as of May 24, 2007.  Reference is hereby made to the Revolving Credit and Security Agreement, dated as of June 25, 2003, as amended, among COMFORCE Operating, Inc., as Borrowing Agent (in such capacity, “Borrowing Agent”), the Borrowers named therein, COMFORCE Corporation, a Delaware corporation, as guarantor, Merrill Lynch Capital, a Division of Merrill Lynch Business Financial Services Inc., and JPMorgan Chase Bank, N.A., as Co-Syndication Agents for the Lenders and as Lenders, Webster Business Credit Corporation, as Documentation Agent for the Lenders and as Lender, the other financial institutions which hereafter become a party thereto (the “Lenders”), and PNC Bank, National Association, as Administrative Agent for the Lenders (in such capacity, “Administrative Agent”) and as Lender (as the same may be from time to time further amended, extended, restated, supplemented or otherwise modified, the “Credit Agreement”).  Capitalized terms used, but not defined herein, shall have the meanings ascribed to them in the Credit Agreement.

WHEREAS, COMFORCE Corporation and COMFORCE Operating Inc. desire to purchase an unspecified number of shares of the common stock of Holdings;

WHEREAS, Borrowers have requested that Agent enter into this Amendment and consent to the purchase of the common stock of Holdings as more particularly described below; and

WHEREAS, the Borrowers have requested that the Lenders amend the Credit Agreement as set forth below.

NOW THEREFORE, in consideration of the foregoing and for other consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

I.           AMENDMENT

Section 7.6 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Section 7.6.  Capital Expenditures.  Contract for, purchase or make any expenditure or commitments for fixed or capital assets (including capitalized leases) in any fiscal year in an aggregate amount for all Borrowers in excess of $6,000,000.”

II.           CONSENT

A.           Notwithstanding Section 4.15(h) of the Credit Agreement to the contrary, the Lenders hereby consent to the deposit by Borrowers of funds held at its Citibank, N.A. checking account in offshore overnight sweep accounts at the direction of Citibank, N.A.; provided that such funds are immediately deposited back into accounts that are Blocked Accounts each morning.

B.           Notwithstanding Section 7.4 of the Credit Agreement to the contrary, the Lenders hereby consent to the purchase of shares of the common stock of Holdings in one or more transactions made at or near the market price for such shares for a purchase price not to exceed $4,000,000 (the “Purchase Price”) in the aggregate (the “Purchase”).  The requirements of clauses (a)(i) and (c) of Section 7.19 of the Credit Agreement shall apply to the Purchase mutatismutandis, and the Purchase Price shall reduce the Redemption Allowance permitted for calendar year 2007.

III.           CONDITIONS PRECEDENT

The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions:

A.           Borrowers shall have delivered to Agent a fully executed original of this Amendment.

B.           The representations and warranties in Section IV hereof shall be true and correct as of the date hereof and after giving effect to each of the transactions contemplated hereby.

C.           Borrowers shall have delivered to Agent contemporaneous notification of each Purchase, including purchase price and number of shares purchased.

IV.           REPRESENTATIONS AND WARRANTIES

Borrowers hereby represent and warrant to the Lenders and Agent as follows:

A.           The execution, delivery and performance by Borrowers of this Amendment and the transactions contemplated hereby (a) are within each Borrower’s corporate or limited liability company power; (b) have been duly authorized by all corporate or limited liability company or other necessary action; (c) are not in contravention of any provision of any such Person’s certificate of incorporation or formation, operating agreement, bylaws or other documents of organization; (d) do not violate any law or regulation, or any order or decree of any Governmental Body; (e) do not conflict with or result in the breach or termination of, constitute a default under or accelerate any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such party is a party or by which such party or any of its respective property is bound; (f) do not result in the creation or imposition of any Lien upon any Borrower’s property or any property of such Borrower’s respective Subsidiaries (other than Liens in favor of Agent) and (g) do not require the consent or approval of any Governmental Body or any other Person.

B.           This Amendment has been duly executed and delivered by each Borrower and constitutes the legal, valid and binding obligation of such Person, enforceable against each such Person in accordance with its terms except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors’ rights and remedies in general.

C.           Each representation and warranty of each Borrower contained in the Credit Agreement and the Other Documents is true and correct on the date hereof in all material

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respects and will be true and correct in all material respects as if made immediately after giving effect to this Amendment (except to the extent such representation or warranty relates to an earlier date, in which case such representation and warranty is true and correct in all material respects on and as of such earlier date).

D.           No Default or Event of Default has occurred and is continuing.

V.           MISCELLANEOUS

A.           Each Borrower acknowledges and confirms to Agent and the Lenders that the Credit Agreement and each Other Document to which it is a party shall remain in full force and shall continue to evidence, secure or otherwise guarantee and support the obligations owing by Borrowers to Agent and Lenders pursuant thereto and pursuant to the Notes, and, after giving effect to this Amendment, each Borrower hereby ratifies and affirms each of the foregoing documents to which it is a party.

B.           Each Borrower acknowledges and reaffirms to Agent and the Lenders that (i) the Liens granted to Agent for the benefit of the Lenders under the Credit Agreement and the Other Documents remain in full force and effect and shall continue to secure the obligations of Borrowers arising under the Credit Agreement, and the Other Documents, and (ii) the validity, perfection or priority of the Liens will not be impaired by the execution and delivery of this Amendment.

C.           Each Borrower acknowledges and agrees that no Lender has waived or shall be deemed to have waived any of its rights or remedies under the Credit Agreement or any of the Other Documents which documents shall remain in full force and effect in accordance with their terms.

D.           Borrowers shall promptly pay to Agent all costs and expenses including, without limitation, reasonable attorneys’ fees and disbursements incurred by Agent on its behalf or on behalf of the Lenders in connection herewith, which amount may be charged to Borrowers’ Account and shall be part of the Obligations.

E.           This Amendment is limited to the subject matter hereof and may be executed in any number of counterparts, including by telecopy, and by the various parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

E.           THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS CONFLICTS OF LAWS PRINCIPLES AND SHALL BE BINDING UPON AND INURE TO THE BENEFIT OF THE SUCCESSORS AND ASSIGNS OF THE PARTIES HERETO.

*          *          *

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IN WITNESS WHEREOF, each of the parties hereto, by their officers duly authorized, has executed this Amendment as of the date first above written.

COMFORCE OPERATING, INC., as Borrowing Agent, Pledgor and Guarantor

By:
Name:
Title:

UNIFORCE SERVICES, INC.,

By:
Name:
Title:

BRENTWOOD OF CANADA, INC.

By:
Name:
Title:

BRENTWOOD SERVICE GROUP, INC.

By:
Name:
Title:

CIT SOUTHEAST, INC.

By:
Name:
Title:

COMFORCE TECHNICAL, LLC
By: COMFORCE Technical Services, Inc., Its Sole Member

By:
Name:
Title:

COMFORCE INFORMATION TECHNOLOGIES, INC.

By:
Name:
Title:

PRO UNLIMITED MPS, INC.

By:
Name:
Title:

COMFORCE TECHNICAL SERVICES, INC.

By:
Name:
Title:

COMFORCE TELECOM, INC.

By:
Name:
Title:

GERRI G., INC.

By:
Name:
Title:

CLINICAL LABFORCE OF AMERICA, INC.

By:
Name:
Title:

LABFORCE SERVICES OF AMERICA, INC.

By:
Name:
Title:

PRO UNLIMITED, INC.

By:
Name:
Title:

TEMPORARY HELP INDUSTRY SERVICING COMPANY, INC.

By:
Name:
Title:

UNIFORCE STAFFING SERVICES, INC.

By:
Name:
Title:

SUMTEC CORPORATION

By:
Name:
Title:

THISCO OF CANADA, INC.

By:
Name:
Title:

CTS OF WASHINGTON, LLC
By: COMFORCE Technical Services, Inc., Its Sole Member

By:
Name:
Title:

PRO CLINICAL SUPPORT SERVICES, LLC
By: PrO Unlimited, Inc., Its Sole Member

By:
Name:
Title:
Title:

PRO UNLIMITED GLOBAL LTD. a/k/a PRO UNLIMITED GLOBAL JAPAN, YK

By:
Name:
Title:

PRO UNLIMITED GLOBAL JAPAN, LTD.

By:
Name:
Title:

PRO UNLIMITED GLOBAL (HK)LIMITED

By:
Name:
Title:

CTS GLOBAL, INC.

By:
Name:
Title:

Consented and Agreed to:
COMFORCE CORPORATION, as Guarantor

By:
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent and as Lender

By:
Name:

JPMORGAN CHASE BANK, N.A., as Co-Syndication Agent and Lender

By:
Name:

MERRILL LYNCH CAPITAL, A DIVISION OF MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC., as Co-Syndication Agent and Lender

By:
Name:

WEBSTER BUSINESS CREDIT CORPORATION, as Documentation Agent and Lender

By:
Name: